UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 3, 2005

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-30413	36-4246655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.03                                                 Material Modification to Rights of Security Holders

On March 3, 2005, Inland Retail Real Estate Trust, Inc. (the “Company” or “we”) issued a press release announcing that we have amended and restated in its entirety our Share Repurchase Program (the “SRP”) effective as of March 15, 2005.  The amended and restated SRP affects our shares of common stock, par value $0.01 per share.  The SRP will be administered by Registrar and Transfer Company as of March 15, 2005.  Under the SRP, shareholders will be able to sell their shares to us from time to time at a fixed purchase price of $10.25 per share.  Attached to this Current Report on Form 8-K as Exhibit No. 99.1 is a copy of the SRP which is hereby incorporated into this filing in its entirety.

On March 3, 2005, we issued a press release announcing that we have amended and restated in its entirety our Distribution Reinvestment Program (the “DRP”) effective as of the distribution payment date of April 7, 2005.  The amended and restated DRP affects our shares of common stock, par value $0.01 per share.  The DRP will be administered by Registrar and Transfer Company as of March 15, 2005.  Under the DRP, a shareholder can acquire from time to time, without incurring any brokerage commission, fees or service charges, additional shares of our stock by reinvesting cash distributions payable by us to such shareholder.  The price at which additional shares of our stock will be acquired under the DRP is fixed at $10.25 per share.  Shares issued under the DRP will be maintained in book entry form, and no certificates evidencing such shares will be issued absent a written request of a shareholder.  Attached to this Current Report on Form 8-K as Exhibit No. 99.2 is a copy of the DRP which is hereby incorporated into this filing in its entirety.

Item 8.01 Other Events

On March 3, 2005, we issued a press release announcing that our Board of Directors has scheduled our 2005 annual shareholder meeting for June 14, 2005.  The record date for our annual shareholder meeting is April 15, 2005.  The foregoing dates are subject to change in our sole discretion.

Attached to this Current Report on Form 8-K as Exhibit No. 99.3 is a copy of the press release relating to the Item 3.03 and 8.01 matters disclosed above, which Exhibit 99.3 is hereby incorporated into this filing in its entirety.

Item 9.01                                                 Financial Statements and Exhibits

(c)

Exhibit Number	Description

99.1	Amended and Restated Share Repurchase Program of Inland Retail Real Estate Trust, Inc.
99.2	Amended and Restated Distribution Reinvestment Program of Inland Retail Real Estate Trust, Inc.
99.3	Press Release issued March 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Barry L. Lazarus
Name:	Barry L. Lazarus
Title:	Chief Executive Officer, Chief Operating Officer and President

Date:	March 3, 2005